NORTHSTAR REALTY FINANCE CORP.
SHARES OF 8.25% SERIES B CUMULATIVE REDEEMABLE PREFERRED STOCK

UNDERWRITING AGREEMENT

January 31, 2007

BEAR, STEARNS & CO. INC.
WACHOVIA CAPITAL MARKETS, LLC
RBC DAIN RAUSCHER INC.
STIFEL, NICOLAUS & COMPANY, INCORPORATED
As Representatives of the several Underwriters
named in Schedule I

c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

c/o Wachovia Capital Markets, LLC
One Wachovia Center
Charlotte, NC 28288-0013

Ladies and Gentlemen:

NorthStar Realty Finance Corp., a Maryland corporation (the “Company”) and NorthStar Realty Finance Limited Partnership, a Delaware limited partnership (the “Operating Partnership”) agree with each of the Underwriters listed on Schedule I hereto (collectively, the “Underwriters”), for whom Bear, Stearns & Co. Inc. and Wachovia Capital Markets, LLC are acting as Representatives (in such capacity, the “Representatives”) on the terms set forth herein, with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares (the “Initial Shares”) of 8.25% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share, liquidation preference $25 per share, of the Company (“Preferred Stock”) set forth in Schedule I hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of the number of additional shares of Preferred Stock set forth in Schedule III hereto, respectively, to cover over-allotments (the “Option Shares”), if any, from the Company to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Preferred Stock set forth opposite the names of the Underwriters in Schedule I hereto. The Initial Shares and all or any part of the Option Shares are hereinafter called, collectively, the “Shares.”

The Company understands that the Underwriters propose to make a public offering of the Shares on the terms set forth herein as soon as the Underwriters deem advisable after this Underwriting Agreement (the “Agreement”) has been executed and delivered. The Company has filed a registration statement on Form S-3 (No. 333-132890), including a preliminary prospectus, with the Securities and Exchange Commission (the “Commission”) for the registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”). The Company has prepared and filed amendments to the registration statement and such amendments or supplements to the related preliminary prospectus. Such registration statement has been declared effective under the Securities Act by the Commission. Such registration statement as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all exhibits thereto and any prospectus supplement relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B under the Securities Act Regulations to be part of the registration statement, is hereinafter called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the 462(b) Registration Statement. Each preliminary prospectus (including each preliminary prospectus supplement) relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Securities Act is hereinafter called a “Preliminary Prospectus.” The term “Prospectus” means the final prospectus relating to the Shares, as first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. Any reference herein to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The term “Disclosure Package” means (i) the Preliminary Prospectus, as most recently amended or supplemented as of the date hereof, (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule II hereto, (iii) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package, and (iv) any information identified in Schedule II hereto.

The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

The term “Material Adverse Effect” or “Material Adverse Change” means any material adverse effect on, or change with respect to, the assets, business operation, earnings, prospects, properties or financial condition, present or prospective, of the Company and its Subsidiaries taken as a whole.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is incorporated by reference in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be.

1. Sale and Purchase.

(a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Preferred Stock of $24.2125, the Company agrees to sell to the Underwriters the Initial Shares and each Underwriter agrees, severally and not jointly, to purchase from the Company that proportion of Initial Shares set forth in Schedule I opposite the name of such Underwriter, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, bears to the total number of Initial Shares, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Preferred Stock set forth in paragraph (a) above, the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company all or any part of the Option Shares set forth in Schedule III, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time within such 30-day period only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon written notice by the Representatives to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than five full business days after the exercise of such option, nor in any event prior to the Closing Time (as defined below). The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

2. Payment and Delivery.

(a) Initial Shares. The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight (48) hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the Representatives, through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company, as the case may be, upon at least forty-eight (48) hours’ prior notice. The Company will cause the certificates representing the Initial Shares to be sold by them to be made available for checking and packaging at least twenty-four (24) hours prior to the Closing Time (as defined below) with respect thereto at the office of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, or at the office of DTC or its designated custodian, as the case may be (the “Designated Office”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the fifth (sixth, if the determination of the purchase price of the Initial Shares occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representatives and the Company). The time and date at which such delivery and payment are actually made is hereinafter called the “Closing Time.”

(b) Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight (48) hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the Representatives, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company upon at least forty-eight (48) hours’ prior notice. The Company will cause the certificates representing the Option Shares to be sold by it to be made available for checking and packaging at least twenty-four (24) hours prior to the Date of Delivery with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representatives in the notice given by the Representatives to the Company of the Underwriters’ election to purchase such Option Shares or on such other time and date as the Company and the Representatives may agree upon in writing.

3. Representations and Warranties of the Company and the Operating Partnership.

The Company and the Operating Partnership, jointly and severally, represent and warrant to the Underwriters, as of the date hereof, as of the Closing Time and as of any Date of Delivery, that:

(i) the Company has an authorized capitalization as set forth in both the Prospectus and the Disclosure Package; the outstanding shares of capital stock of the Company and NRFC Sub-REIT Corp., a Maryland corporation and a subsidiary of the Operating Partnership (the “Private REIT”), have been duly and validly authorized and issued and are fully paid and nonassessable;

(ii) the outstanding partnership interests of the Operating Partnership have been duly and validly authorized and issued; all of the outstanding shares of capital stock of the Private REIT are directly and indirectly owned of record and beneficially by the Operating Partnership and the Company, respectively;

(iii) except as disclosed in both the Prospectus and the Disclosure Package, there are no outstanding (A) securities or obligations of the Company or the subsidiaries of the Company required to be set forth in Exhibit 21.1 to the Company’s Form 10-K for the fiscal year ended December 31, 2005 (the “Subsidiaries”) convertible into or exchangeable for any capital stock of or partnership interests, membership interests or other equity interests, as the case may be, in the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any Subsidiary to issue any securities or obligations, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options the existence of which, in each case of (A), (B) and (C), is required to be disclosed in the Prospectus and the Disclosure Package and are not so disclosed;

(iv) each of the Company and the Subsidiaries has been duly incorporated or organized and is validly existing as a corporation, general or limited partnership or limited liability company, as the case may be, except to the extent, in the case of the Subsidiaries, that the failure to be so organized would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and is in good standing under the laws of its respective jurisdiction of incorporation or organization except to the extent, that the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(v) each of the Company and the Subsidiaries have the corporate, partnership or limited liability company power, as the case may be, and authority to own their respective properties and conduct their respective businesses, each as described in each of the Registration Statement, the Prospectus and the Disclosure Package except to the extent that the failure to have such power or authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and, in the case of the Company and the Operating Partnership, to execute and deliver this Agreement and to consummate the transactions described in this Agreement;

(vi) the Company and the Subsidiaries are duly qualified or licensed and in good standing in each jurisdiction where such qualification or license is required except where the failure, individually or in the aggregate, to be so qualified or licensed would not reasonably be expected to have a Material Adverse Effect;

(vii) except as disclosed in both the Prospectus and the Disclosure Package, the Operating Partnership is neither contractually prohibited nor contractually restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to the Operating Partnership’s partnership interests or from repaying to the Company or another subsidiary of the Company any amounts which may from time to time become due under any loans or advances to the Operating Partnership from the Company or another subsidiary of the Company, or from transferring the Operating Partnership’s property or assets to the Company or another subsidiary of the Company;

(viii) except as disclosed in both the Prospectus and the Disclosure Package, the Private REIT is neither contractually prohibited nor contractually restricted, directly or indirectly, from paying dividends to the Operating Partnership, or from making any other distribution with respect to the Private REIT’s shares of capital stock or from repaying to the Company, the Operating Partnership or another subsidiary of the Company any amounts which may from time to time become due under any loans or advances to the Private REIT from the Company, the Operating Partnership or another subsidiary of the Company, or from transferring the Private REIT’s property or assets to the Company, the Operating Partnership or another subsidiary of the Company;

(ix) except as disclosed in both the Prospectus and the Disclosure Package, no Subsidiary (other than the Operating Partnership and the Private REIT, which are covered above) is contractually prohibited or restricted, directly or indirectly, from paying dividends to the Operating Partnership or the Private REIT, to the extent such Subsidiary is a direct subsidiary of the Operating Partnership or the Private REIT, or from making any other distribution with respect to the outstanding membership interests of such Subsidiary or from repaying to the Company, the Operating Partnership or another subsidiary of the Company any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company, the Operating Partnership or another subsidiary of the Company, or from transferring such Subsidiary’s property or assets to the Company, the Operating Partnership or another subsidiary of the Company except for any such prohibitions and restrictions that would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect or to the extent that any such restriction would currently materially limit the Company’s ability to pay dividends or that would be reasonably likely to materially limit the future payment of dividends on Preferred Stock;

(x) the Agreement of Limited Partnership of the Operating Partnership, dated as of October 19, 2004 (the “Partnership Agreement”), has been duly and validly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(xi) the Company is the sole general partner of the Operating Partnership and the holder of units of partnership interest in the Operating Partnership (“OP Units”) representing an ownership interest in the Operating Partnership in the percentage set forth in both the Prospectus and the Disclosure Package, and, except as disclosed in the Prospectus and the Disclosure Package, free and clear of any pledge, lien, encumbrance, security interest or other claim except for any pledge, lien, encumbrance, security interest or other claim that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(xii) neither the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties or assets is bound, except for such breaches or defaults which, individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect;

(xiii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under): (1) any provision of the organizational documents of the Company or any Subsidiary, or (2) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective assets or properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except in the case of this clause (2) for such breaches or defaults which would individually or in aggregate not reasonably be expected to have a Material Adverse Effect and which would not reasonably be expected to have a material adverse effect on the Company and the Operating Partnership’s ability to perform their agreed upon obligations under the Agreement; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary, except for such liens, charges, claims or encumbrances which would individually or in the aggregate not reasonably be expected to have a Material Adverse Effect;

(xiv) this Agreement has been duly authorized, executed and delivered by each of the Company and the Operating Partnership and is a legal, valid and binding agreement of each of the Company and the Operating Partnership enforceable against the Company and the Operating Partnership in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(xv) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the Company’s or the Operating Partnership’s execution, delivery and performance of this Agreement, the consummation of the transactions contemplated herein by the Company or the Operating Partnership, including the Company’s issuance, sale and delivery of the Shares, other than (A) such as have been obtained, or will have been obtained at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act and the Exchange Act, or (B) any necessary qualification under the securities or “blue sky” laws of the various jurisdictions in which the Shares are being offered by the Underwriters, or (C) any such approvals, authorizations, consents, orders, or filings that if not obtained or made, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and which would not reasonably be expected to have a material adverse effect on the Company and the Operating Partnership’s ability to perform their agreed upon obligations under the Agreement;

(xvi) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in both the Prospectus and the Disclosure Package, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which would reasonably be expected to result in a Material Adverse Change;

(xvii) the Registration Statement has been declared effective under the Securities Act by the Commission; the Rule 462(b) Registration Statement, if any, is effective; no stop order suspending the effectiveness or the use of the Registration Statement, including any Rule 462(b) Registration Statement, has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission;

(xviii) the Preliminary Prospectus, as of its date and as of the date hereof, complied or complies, the Registration Statement, as of each effective date and as of the date hereof, complied, complies or will comply in all material respects, and the Prospectus as of its date and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will comply in all material respects, when they become effective or are filed with the Commission, as the case may be, with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement, as of each effective date, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Preliminary Prospectus, as of its date, did not contain and the Prospectus or any amendment or supplement thereto, as of their respective dates, the date hereof, the Closing Time and on each Date of Delivery (if any), will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement, the Preliminary Prospectus or the Prospectus or any amendment or supplement to any of the foregoing in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(b) hereof);

(xix) for the purposes of this Agreement, the “Applicable Time” is 10:00 A.M. (Eastern Standard Time) on the date of this Agreement; the Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus included in the Disclosure Package does not conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the other information comprising the Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(b) hereof);

(xx) except for the Issuer Free Writing Prospectuses identified in Schedule II hereto, and any electronic road show relating to the public offering of the Shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representatives, prepare, use or refer to, any Free Writing Prospectus;

(xxi) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Shares and as of the date hereof, the Company was not and is not an Ineligible Issuer (as defined in Rule 405 of the Securities Act Regulations), without taking account of any determination by the Commission pursuant to Rule 405 of the Securities Act Regulations that it is not necessary that the Company be considered an Ineligible Issuer;

(xxii) the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be in all material respects identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T;

(xxiii) the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus;

(xxiv) except as disclosed in both the Prospectus and the Disclosure Package, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or, to the extent that such proceeding affects the properties or assets of the Company or any Subsidiary, any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which could result in a judgment, decree, award or order that would individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

(xxv) the consolidated and combined financial statements of the Company and its subsidiaries and NorthStar Realty Finance Corp. Predecessor (as defined in the financial statements included or incorporated by reference in each of the Registration Statement, the Prospectus and the Disclosure Package), the consolidated financial statements of ALGM I Owners LLC and its subsidiaries and the financial statements of NorthStar Funding LLC which are included in each of the Registration Statement, the Prospectus and the Disclosure Package, in each case including the notes to such financial statements (collectively, the “Historical Financial Statements”) present fairly the combined or consolidated, as applicable, financial position of the Company, NorthStar Realty Finance Corp. Predecessor, ALGM I Owners LLC or NorthStar Funding LLC (collectively, the “Covered Entities”), as applicable, as of the dates indicated and the combined or consolidated, as applicable, results of operations and changes in financial position and cash flows of such Covered Entity for the periods specified; such Historical Financial Statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included or incorporated by reference in the Registration Statement and the amounts in both the Prospectus and the Disclosure Package under the captions “Prospectus Summary - Summary Selected Historical Consolidated and Combined Financial Data” have been compiled on a basis consistent with the Historical Financial Statements; no pro forma financial information, financial statements or supporting schedules other than the Historical Financial Statements are required to be included in the Registration Statement, the Prospectus or the Disclosure Package;

(xxvi) Ernst & Young LLP, whose reports on the consolidated and combined financial statements of the Company and its subsidiaries and NorthStar Realty Finance Corp. Predecessor, the consolidated financial statements of ALGM I Owners LLC and its subsidiaries, and the financial statements of NorthStar Funding LLC constitute part of each of the Registration Statement, the Prospectus and the Disclosure Package, is, and was during the periods covered by its reports, independent as required by the Securities Act and the Securities Act Regulations;

(xxvii) Grant Thornton LLP, whose reports on the consolidated and combined financial statements of the Company and its subsidiaries constitute part of each of the Registration Statement, the Prospectus and the Disclosure Package, is, and was during the periods covered by its reports, independent as required by the Securities Act and the Securities Act Regulations;

(xxviii) subsequent to the respective dates of the Historical Financial Statements, and except as may be otherwise disclosed in each of the Registration Statement, the Prospectus and the Disclosure Package, there has not been (A) any Material Adverse Change or any development or transaction that would reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and the Subsidiaries taken as a whole or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or any Subsidiary on any of its equity interests;

(xxix) the Preferred Stock, conforms in all material respects to the descriptions thereof contained in the Prospectus and Disclosure Package;

(xxx) there are no persons with registration or other similar rights to have any equity or debt securities of the Company or the Subsidiaries, including securities which are convertible into or exchangeable or redeemable for equity securities of the Company or the Subsidiaries, registered pursuant to the Registration Statement or otherwise registered by the Company or the Operating Partnership under the Securities Act, except for such registration or similar rights which are fairly summarized in both the Prospectus and the Disclosure Package or granted pursuant to that certain Registration Rights Agreement (the “Registration Rights Agreement”); dated as of October 29, 2004, by and among the Company, NorthStar Partnership, L.P., NorthStar Funding Managing Member Holdings LLC and NS Advisors Holdings LLC;

(xxxi) the Shares have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or any Subsidiary or under any agreement to which the Company or any Subsidiary is a party or otherwise. The Articles Supplementary designating the rights and preferences of the Preferred Stock (the “Articles Supplementary”) will be in full force and effect on or prior to the Closing Time and any Date of Delivery and will be filed with the Maryland State Department of Assessment and Taxation (the “SDAT”) and will comply with applicable legal requirements. The terms of the Preferred Stock will conform in all material respects to all statements relating thereto contained in the Prospectus and such description will conform in all material respects to the rights set forth in the Articles Supplementary;

(xxxii) all of the outstanding OP Units have been duly authorized and validly issued, and were issued free and clear of any pledge, lien, encumbrance, security interest or other claim, and were not issued in violation of any preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or the Operating Partnership or under any agreement to which the Company or any Subsidiary is a party or otherwise;

(xxxiii) the Preferred Stock has been or the Company will use its best efforts to have the Preferred Stock registered under Section 12(b) of the Exchange Act and the Shares have been approved or the Company will use its commercially reasonable best efforts to obtain approval for listing of the Shares on the New York Stock Exchange (the “NYSE”), subject to official notice of issuance;

(xxxiv) the Company has not taken, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(xxxv) neither the Company nor any of its affiliates (A) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the “Exchange Act Regulations”), or (B) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-laws of the National Association of Securities Dealers, Inc. (the “NASD”)) any member firm of the NASD;

(xxxvi) the Company has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

(xxxvii) any certificate signed by any officer of the Company or the Operating Partnership delivered to the Representatives or to counsel for the Underwriters pursuant to the terms or provisions of this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

(xxxviii) the form of certificate used to evidence the Preferred Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Company and the requirements of the NYSE;

(xxxix) the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property, if any, owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, claims, restrictions, mortgages and defects in such title (collectively, the “Encumbrances”), except such Encumbrances that are disclosed in both the Prospectus and the Disclosure Package or would not reasonably be expected to have a Material Adverse Effect; any real or personal property leased by the Company or any Subsidiary is held under a lease which is a valid and binding agreement, enforceable against the Company or such Subsidiary (to the extent a party thereto) and, to the Company’s knowledge, the other parties thereto, except (A) as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general principles of equity, (B) as otherwise disclosed in both the Prospectus and the Disclosure Package or (C) for such exceptions that would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

(xl) except as disclosed in both the Prospectus and the Disclosure Package, the mortgages, if any, encumbering any real property owned in fee simple by the Company or a Subsidiary are not and will not be: (A) convertible (in the absence of foreclosure) into an equity interest in such real property or in the Company or any Subsidiary, (B) cross-defaulted to any indebtedness other than indebtedness of the Company or any of the Subsidiaries or (C) cross-collateralized to any property or assets not owned by the Company or any of the Subsidiaries;

(xli) the descriptions of legal or governmental proceedings, contracts, leases and other legal documents in each of the Registration Statement, the Prospectus and the Disclosure Package constitute fair and accurate summaries of such proceedings or documents, and there are no legal or governmental proceedings, contracts, leases or other documents that are known to the Company of a character required to be described in the Registration Statement, the Prospectus or the Disclosure Package or filed as exhibits to the Registration Statement which are not so described or filed; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in both the Prospectus and the Disclosure Package are legal, valid and binding obligations of the Company or the Subsidiaries, to the extent a party thereto, and, to the knowledge of the Company, of the other parties thereto, enforceable against the Company or Subsidiaries in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and neither the Company nor any Subsidiary is in breach or default under any such agreements, except to the extent that the indemnification and contribution may be limited by federal or state securities laws and public policy considerations in respect thereof;

(xlii) the Company or the Subsidiaries own or possess adequate licenses or other rights to use all material patents, trademarks, service marks, trade names, copyrights, software licenses, trade secrets, other intangible property rights and know-how (collectively “Intangibles”) necessary for the Company and the Subsidiaries taken together as a whole (the “Consolidated Company”) to conduct the business of the Consolidated Company as described in both the Prospectus and the Disclosure Package, and neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and the Company and the Subsidiaries know of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which would individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

(xliii) the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that, with respect to the Consolidated Company, (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of the consolidated financial statements of the Company in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(xliv) (A) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (1) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (2) have been evaluated for effectiveness as of the end of the Company’s last fiscal year, and (3) are effective in all material respects to perform the functions for which they were established, and (B) based on the evaluation of the Company’s disclosure controls and procedures described above, the Company is not aware of (1) any material weakness in the design or operation of internal control over financial reporting which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no significant changes in internal control over financial reporting or in other factors that would significantly affect internal control over financial reporting;

(xlv) the Company and each of the Subsidiaries has filed on a timely basis all material federal, state, local and foreign tax returns required to be filed through the date hereof or have properly requested extensions thereof, and all such tax returns are true, correct and complete in all material respects, and have paid all material taxes required to be paid, including any tax assessment, fine or penalty levied against the Company or any of the Subsidiaries; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, individually or in the aggregate, if determined adversely to any such entity, would reasonably be expected to have a Material Adverse Effect; all material tax liabilities are adequately provided for on the respective books of such entities;

(xlvi) the statements set forth in the Disclosure Package and the Prospectus under the caption “Additional Federal Tax Considerations,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete and fairly summarize the federal income tax considerations described therein;

(xlvii) the Company maintains insurance, including title insurance (in each case, issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for the business of the Company and its Subsidiary and generally consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, directors and officers liability insurance, title insurance, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, environmental liabilities, acts of vandalism, terrorism, earthquakes, floods and all other risks customarily insured against, all of which insurance is in full force and effect;

(xlviii) the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws, regulations and rules to conduct the business of the Consolidated Company, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permits, licenses or approvals, except for any failure to have required permits, licenses or other approvals or to comply with the terms and conditions of such permits, licenses or approvals which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; the Company and the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of the Subsidiaries would have any material liability; neither the Company nor any of the Subsidiaries has incurred and none of them expect to incur any material liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (B) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (“Code”); each “pension plan” for which the Company or any of the Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

(xlix) none of the Company, any of the Subsidiaries or, to the knowledge of the Company, any officer, director, employee or agent purporting to act on behalf of the Company or any of the Subsidiaries has at any time (A) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (B) made any payment of funds or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus and Disclosure Package, or (C) engaged in any material transactions, maintained any bank account or used any material corporate funds except for transactions, bank accounts and funds which have been or are, as applicable, reflected in the books and records of the Company and the Subsidiaries;

(l) except as disclosed in both the Prospectus and the Disclosure Package, there are no material outstanding loans, advances or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any officers and or directors of the Subsidiaries or any of the members of the immediate families of any such officers or directors;

(li) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any of the Subsidiaries have been issued and sold in compliance with (A) all applicable federal and state securities laws and (B) the applicable corporate or partnership law of the jurisdiction of incorporation of the Company or Subsidiary, as applicable;

(lii) to the Company’s knowledge, no lessee of any portion of any of the real properties leased or owned by the Company or any of the Subsidiaries (collectively, the “Properties”) is in default under any of the leases governing such Properties and there is no event which, but for the passage of time or the giving of notice or both, would constitute a default under any of such leases, except such defaults that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

(liii) to the Company’s knowledge neither the Company nor any of the Subsidiaries has any liability under any applicable environmental, health, safety or similar law or otherwise relating to any Hazardous Material (as hereinafter defined) and there are no notices of potential liability or claims pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries or concerning any of the Properties under any applicable environmental, health, safety or similar law or otherwise relating to any Hazardous Material, except for such liabilities or claims which would individually or in the aggregate not reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries or, to the knowledge of the Company, any other person, has contaminated or caused conditions that threaten to contaminate any of the Properties with Hazardous Materials, except for such contamination or threats of contamination which could not reasonably be expected to have a Material Adverse Effect; neither the Properties nor any other land ever owned by the Company or any of the Subsidiaries is included on or, to the knowledge of the Company, is proposed for inclusion on the National Priorities List pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq., or any similar list or inventory of contaminated properties. As used herein, “Hazardous Material” shall mean any hazardous material, hazardous waste, hazardous substance, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, petroleum, petroleum waste, radioactive material, biohazardous material, explosive or any other material, the presence of which in the environment is prohibited, regulated, or serves as the basis of liability, as defined, listed, or regulated by any applicable federal, state, or local environmental law, ordinance, rule, or regulation;

(liv) in connection with the offer and sale of the Shares, the Company has not offered shares of its Preferred Stock or any other securities convertible into or exchangeable or exercisable or redeemable for Preferred Stock in a manner in violation of the Securities Act; and the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except for the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus identified in Schedule II or the Registration Statement;

(lv) the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated;

(lvi) except as disclosed in both the Prospectus and the Disclosure Package, no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, that is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement or the Prospectus and which is not so described;

(lvii) the Company and the Subsidiaries and to the knowledge of the Company the officers and directors of the Company and the Subsidiaries, in their capacities as such, are, and at the Closing Time and any Date of Delivery will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

(lviii) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(lix) the statistical and market related data included in the Registration Statement, the Prospectus and the Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate; and

(lx) each of the Company and the Private REIT is organized and has operated in conformity with the requirements for qualification as a real estate investment trust (a “REIT”) under the Code; each of the Company and the Private REIT qualified as a REIT for the taxable years ended December 31, 2004, December 31, 2005 and December 31, 2006, and the present and contemplated method of operation of the Company and the Subsidiaries will enable each of the Company and the Private REIT to meet the requirements for qualification and taxation as a REIT under the Code for their tax years ending December 31, 2007, and subsequent taxable years; and each of the Company and the Private REIT intends to continue to qualify as a REIT until the respective Board of Directors of the Company or the Private REIT determines that it is no longer in the best interests of the Company or the Private REIT, as the case may be, to continue to qualify as a REIT; neither the Company nor any of the Subsidiaries has taken any action that could reasonably be expected to cause the Company or the Private REIT to fail to qualify as a REIT under the Code at any time.

4. Certain Covenants.

The Company and the Operating Partnership, jointly and severally, agree with the Underwriters:

(a) to furnish such information as may be required and otherwise to cooperate in each case qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representatives may reasonably designate and to maintain such qualifications in effect as long as reasonably requested by the Representatives for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to the service of process under the laws of any such jurisdiction;

(b) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representatives, promptly and, if requested by the Representatives, will confirm such advice in writing, when such post-effective amendment has become effective;

(c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act within the time period set forth in Rule 424(b) and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than the second business day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree) to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(d) to advise the Representatives promptly (and if required by the Representatives, to confirm such advice in writing) when the Registration Statement has become effective and when any post-effective amendment thereto become effective under the Securities Act Regulations;

(e) to furnish a copy of each proposed Free Writing Prospectus to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule II hereto;

(f) to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

(g) to advise the Representatives immediately and, if requested by the Representatives, confirming such advice in writing, of (1) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus, the Disclosure Package, or any Issuer Free Writing Prospectus, or for additional information with respect thereto, or (2) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible and to advise the Representatives promptly of the lifting or removal of such order; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus and to file no such amendment or supplement to which the Representatives, upon advice of counsel after discussion with the Company and counsel for the Company, shall reasonably object in writing;

(h) unless otherwise publicly available in electronic format on the website of the Company or the Commission to furnish to the Underwriters for a period of two (2) years from the date of this Agreement (1) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Preferred Stock, (2) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company are listed; and (3) such additional information as the Underwriters from time to time reasonably request (any financial statements so requested to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission);

(i) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is required to be delivered under the Securities Act or the Securities Act Regulations which, in the judgment of the Company, (1) would result in the Prospectus or the Disclosure Package containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (2) would result in any Issuer Free Writing Prospectus conflicting with the information contained in the Registration Statement relating to the Shares or the Prospectus, or (3) would make it necessary to amend or supplement the Prospectus or the Disclosure Package to comply with the Securities Act and the Securities Act Regulations and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representatives may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is so delivered, be misleading, or, in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement or the Prospectus, or so that the Prospectus or the Disclosure Package will comply with the Securities Act and the Securities Act Regulations;

(j) to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may, in the judgment of the Company, be required by the Securities Act or requested by the Commission;

(k) Except with respect to filings by the Company under the Exchange Act, during the period of time a Prospectus is required to be delivered in connection with the sale of Shares hereunder, prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

(l) to furnish promptly to the Representatives a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein);

(m) during the period referred to in paragraph (i) above, to furnish to the Representatives, not less than two (2) full business days before filing with the Commission, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and during such period to file all such documents in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

(n) to apply the net proceeds of the sale of Shares by the Company in accordance with the statements under the caption “Use of Proceeds” in the Prospectus and the Disclosure Package;

(o) to make generally available to its security holders and to deliver to the Representatives as soon as practicable, but in any event not later than eighteen (18) months after the effective date of the Registration Statement, an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in such form, at the option of the Company, as complies with the provisions of Rule 158 of the Securities Act Regulations);

(p) to use its commercially reasonable best efforts to list the Shares on the NYSE and to file with the NYSE all documents and notices required by the NYSE of companies that seek to have securities listed on the NYSE;

(q) to engage and maintain, at its expense, a registrar and transfer agent for the Preferred Stock;

(r) not to take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(s) in connection with the offer and sale of the Shares, not to offer shares of Preferred Stock or any other securities convertible into or exchangeable or exercisable or redeemable for Preferred Stock in a manner in violation of the Securities Act;

(t) not to distribute any prospectus or other offering material, other than the Registration Statement, the Prospectus and the Disclosure Package, in connection with the offer and sale of the Shares;

(u) to refrain during a period of 60 days from the date of the Prospectus, without the prior written consent of Bear, Stearns & Co. Inc. and Wachovia Capital Markets, LLC, from, directly or indirectly, (1) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, voluntarily making any public announcement of a disposition or transfer, or otherwise disposing of or transferring (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Preferred Stock or any securities convertible into or exercisable or exchangeable for Preferred Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing (except for (i) a registration statement on Form S-3 relating to the resale of shares of Common Stock that may be issued upon redemption of any of the 4,705,915 OP Units (the “Contribution Units”) issued to NorthStar Partnership, L.P., NS Advisors Holdings LLC and NorthStar Funding Managing Member Holdings LLC in exchange for their contribution of certain assets and related liabilities and rights on October 29, 2004 which the Company is required to file pursuant to the Registration Rights Agreement, (ii) a registration statement on Form S-3 relating to a proposed dividend reinvestment plan or employee stock purchase plan of the Company, (iii) a universal shelf registration statement on Form S-3 and/or Form S-4 relating to securities that may be offered or sold by the Company, provided that the Company will not sell any securities pursuant to such registration statement within 60 days from the date of the Prospectus, and (iv) a registration statement on Form S-8 with respect to grants of stock options, restricted stock, LTIP Units or other stock based awards to employees, co-employees of the Company and NorthStar Capital Investment Corp. (“NCIC”), consultants or directors pursuant to an employee benefit plan in existence on the date hereof), or (2) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Preferred Stock, whether any such swap or transaction described in clause (1) or (2) above is to be settled by delivery of Preferred Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be issued hereunder, (B) any shares of Preferred Stock issued by the Company upon the exercise of an option outstanding on the date hereof and referred to directly or indirectly in the Prospectus and the Disclosure Package, (C) grants of stock options, restricted stock or LTIP Units to employees, co-employees of the Company and NCIC, consultants or directors of the Company pursuant to an employee benefit plan of the Company in existence on the date hereof and described in the Prospectus and the Disclosure Package, provided that the grantees thereof agree not to sell, offer, dispose of or otherwise transfer any such stock options (or the shares underlying such options), restricted stock or LTIP Units or Preferred Stock during such 60-day period without the prior written consent of Bear, Stearns & Co. Inc. and Wachovia Capital Markets, LLC on behalf of the Underwriters, (D) any shares of Preferred Stock issued by the Company upon redemption of any of the Contribution Units or (E) the issuance of Preferred Stock or units of the Operating Partnership in connection with the acquisition of assets in a transaction exempt from the requirements of the Securities Act;

(v) not to, and to use its best efforts to cause its officers, directors and affiliates not to, (1) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (2) sell, bid for, purchase or, except as provided herein, pay anyone any compensation for soliciting purchases of the Shares or (3) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

(w) that the Company will comply with all of the provisions of any undertakings in the Registration Statement and will file with the Commission such reports as may be required pursuant to Rule 463 of the Securities Act Regulations;

(x) that the Company and the Operating Partnership will use their best efforts to enable each of the Company and the Private REIT to meet the requirements to qualify as a REIT under the Code until the respective Board of Directors of the Company or the Private REIT determines that it is no longer in the best interests of the Company or the Private REIT, as the case may be, to qualify as a REIT;

(y) that the Company will disclose in each annual report of the Company distributed to investors pursuant to Section 13(a) of the Exchange Act, a per share market value of the Preferred Stock as reported on the NYSE; and

(z) The Company will prepare a final term sheet, containing a description of final terms of the Shares and the offering thereof, in the form approved by the Representatives and attached as Schedule II hereto, and to file such term sheet as an Issuer Free Writing Prospectus pursuant to Rule 433(d) within the time required by such Rule.

5. Payment of Expenses.

(a) The Company and the Operating Partnership agree to pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, the Disclosure Package, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid, including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto, and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto, (vi) the fees and expenses of any outside counsel and accountants for the Company, any transfer agent or registrar for the Shares and miscellaneous expenses of the Company referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the listing of the Shares on the NYSE, (viii) the Company’s costs and expenses for preparation of the road show materials and (ix) the performance of the Company’s and the Operating Partnership’s other obligations hereunder. The travel and accommodation expenses of the Underwriters and their counsel shall not be borne by or reimbursed by the Company.

(b) If this Agreement shall be terminated by Bear, Stearns & Co. Inc. and Wachovia Capital Markets, LLC because of any failure or refusal on the part of the Company or the Operating Partnership to comply, in all material respects, with the terms or to fulfill, in all material respects, any of the conditions of this Agreement, or if for any reason the Company or the Operating Partnership shall be unable to perform its or their obligations under this Agreement, the Company will reimburse the Underwriters for all actual out-of-pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the reasonable fees and disbursements of Underwriters’ counsel and any other advisors, accountants, appraisers, etc.) reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

6. Conditions of the Underwriters’ Obligations.

The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on each Date of Delivery, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company and the Operating Partnership hereunder on the date hereof and at the Closing Time and on each Date of Delivery, as applicable, the performance by the Company and the Operating Partnership of their respective obligations hereunder to be performed at or prior to the Closing Time and to the satisfaction of the following further conditions at the Closing Time or on each Date of Delivery, as applicable:

(a) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of (i) Sullivan & Cromwell LLP, corporate counsel for the Company and the Subsidiaries and (ii) Hunton & Williams LLP, special tax counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance reasonably satisfactory to Clifford Chance US LLP, counsel for the Underwriters, to the effect set forth in Exhibits A and B hereto, respectively. The Company shall additionally furnish to the Underwriters as of the Closing Time and on each Date of Delivery an additional opinion of Hunton & Williams LLP to the effect that the Company is not, and the transactions contemplated by the Underwriting Agreement will not cause the Company to become, an “investment company” or an entity controlled by an “investment company,” as such term is defined under the Investment Company Act.

(b) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Venable LLP, special Maryland counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance reasonably satisfactory to Clifford Chance US LLP, counsel for the Underwriters, stating that:

(i) each of the Company and the Private REIT is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland and has the corporate power to own its properties and to conduct its business as described in each of the Prospectus and the Disclosure Package;

(ii) the Company has the corporate power to enter into and perform this Agreement and to consummate the transactions contemplated herein; this Agreement has been duly authorized executed and, so far as is known to such counsel, delivered by the Company;

(iii) the issuance of the Shares has been duly authorized and, when and if issued and delivered against payment therefor in accordance with this Agreement, the Registration Statement and the resolutions adopted by the Board of Directors of the Company, or duly authorized committees thereof, relating to, among other matters, (a) the sale and issuance of the Shares, and (b) the authorization of the execution, delivery and performance by the Company of this Agreement (collectively, the “Resolutions”), the Shares will be validly issued, fully paid and non-assessable;

(iv) the statements under the captions “Risk Factors - Risks Related to Our Company - Maryland takeover statutes may prevent a change of our control. This could depress our stock price,” “Risk Factors - Risks Related to Our Company - Our authorized but unissued common and preferred stock and other provisions of our charter and bylaws may prevent a change in our control,” “Description of Common Stock and Preferred Stock” and “Important Provisions of Maryland Law and of Our Charter and Bylaws” in each of the Registration Statement, the Prospectus and the Disclosure Package, and “Description of the Series B Preferred Stock” in the Prospectus and the Disclosure Package, insofar as such statements constitute summaries of the charter of the Company (the “Company Charter”), the bylaws of the Company (the “Company Bylaws”) or Maryland law, constitute accurate summaries thereof in all material respects;

(v) As of February 7, 2007, the Company had 61,337,781 common shares issued and outstanding, and 2,400,000 Series A Cumulative Non-Voting Preferred Stock issued and outstanding (the “Company Outstanding Shares”). All of the Company Outstanding Shares have been duly and validly authorized and issued and are fully paid and nonassessable; and none of the Company Outstanding Shares were issued in violation of any preemptive or similar rights arising under the Company Charter, the Company Bylaws or the Maryland General Corporation Law (the “MGCL”);

(vi) The outstanding shares of stock of the Private REIT (the “Private REIT Outstanding Shares”) have been duly authorized and are validly issued, fully paid and nonassessable; the Private REIT Outstanding Shares are owned of record by the Operating Partnership other than one hundred and twenty-five (125) shares of the Private REIT’s 12.5% Series A Cumulative Non-Voting Preferred Stock which are held by outside investors;

(vii) the issuance and sale of the Shares by the Company are not subject to preemptive or other similar rights arising under the Company Charter, the Company Bylaws or the MGCL;

(viii) the Shares conform in all material respects to the descriptions thereof contained in each of the Prospectus and the Disclosure Package under the caption “Description of the Series B Preferred Stock”;

(ix) the form of certificate used to represent the Preferred Stock complies in all material respects with all applicable statutory requirements of the MGCL and with any applicable requirements of the Company Charter and the Company Bylaws;

(x) the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Company and do not and will not conflict with the Company Charter or the Company Bylaws; and

(xi) the Articles Supplementary have been duly authorized by all necessary corporate action and stockholder action on behalf of the Company and have been filed with the Maryland State Department of Assessments and Taxation (the “Maryland SDAT”).

(c) On the date of this Agreement and at the Closing Time and each Date of Delivery (if applicable), the Representatives shall have received from Grant Thornton LLP letters dated the respective dates of delivery thereof and addressed to the Representatives, in form and substance satisfactory to the Representatives, containing statements and information of the type specified in AU Section 634 “Letters for Underwriters and Certain other Requesting Parties” issued by the American Institute of Certified Public Accountants with respect to the Historical Financial Statements of the Covered Entities and certain financial information of the Company and the Subsidiaries included in the Registration Statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided, that the letters delivered at the Closing Time and each Date of Delivery (if applicable) shall use a “cut-off” date no more than three business days prior to such Closing Time or such Date of Delivery, as the case may be.

(d) The Representatives shall have received at the Closing Time and on each Date of Delivery the favorable opinion of Clifford Chance US LLP, dated the Closing Time or such Date of Delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives.

(e) The Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date of this Agreement, or such later time and date as the Representatives shall approve.

(f) No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Representatives shall have objected in writing prior to the filing thereof.

(g) Prior to the Closing Time and each Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, shall have occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives.

(h) All filings with the Commission required by Rule 424 and Rule 430B under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rules.

(i) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery, (i) there shall not have been any Material Adverse Change, and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representatives’ sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus and the Disclosure Package.

(j) The Shares shall have been approved for listing on the NYSE or the Company will use its commercially reasonable best efforts to have listed on the NYSE, subject to notice of issuance.

(k) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(l) The Representatives shall have received, at the Closing Time and on each Date of Delivery, a certificate of the Company’s Chief Financial Officer and General counsel, to the effect that:

(i) the representations and warranties of the Company and the Operating Partnership in this Agreement are true and correct, as if made on and as of the Closing Time or such Date of Delivery, as applicable, and the Company and the Operating Partnership have complied with all of their respective obligations hereunder and satisfied all of the conditions on their part to be performed or satisfied at or prior to the Closing Time or such Date of Delivery, as applicable;

(ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act; and

(iii) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, there has not been (A) any Material Adverse Change, (B) any transaction that is material to the Company and its subsidiaries taken as a whole, (C) any obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole, incurred by the Company or the Subsidiaries, (D) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and its subsidiaries, taken as a whole, or (E) any loss or damage (whether or not insured) to the Properties which has been sustained or will have been sustained which could reasonably be expected to have a Material Adverse Effect.

(m) The Company and the Operating Partnership shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the Company and the Operating Partnership contained herein, and the performance by the Company and the Operating Partnership of their covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Date of Delivery, as the Underwriters have requested prior to the date hereof.

(n) The Articles Supplementary shall have been filed and accepted by the SDAT.

7. Termination.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Date of Delivery, (a) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (b) if there has been since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, any Material Adverse Change, or any development involving a prospective Material Adverse Change, or material change in senior management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (c) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis (including, without limitation, any terrorist or similar attack) or change in national or international economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (d) if trading in any securities of the Company has been suspended by the Commission or by the NYSE, or if trading generally on the NYSE, the American Stock Exchange or in the Nasdaq over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or the over-the-counter market or by order of the Commission or any other governmental authority, or (e) a general banking moratorium shall have been declared by any federal or New York authority, or (f) if there has been any downgrade in the rating of any of the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), or (g) any federal, state, local or foreign statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the opinion of the Representatives, materially adversely affects or will materially adversely affect the business or operations of the Consolidated Company.

If the Representatives elects to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall be under no obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof).

8. Increase in Underwriters’ Commitments.

If any Underwriter shall default at the Closing Time or on any Date of Delivery in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within forty-eight (48) hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”). Absent the completion of such arrangements within such forty-eight (48) hour period, (a) if the total number of Defaulted Shares does not exceed ten percent (10%) of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (b) if the total number of Defaulted Shares exceeds ten percent (10%) of such total, the Representatives may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five (5) business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

9. Indemnity and Contribution by the Company, the Operating Partnership, and the Underwriters.

(a) The Company and the Operating Partnership, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (1) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, the Disclosure Package or the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include the Preliminary Prospectus and the Prospectus as of their respective dates and as amended or supplemented by the Company), (2) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (3) any omission or alleged omission from any such Issuer Free Writing Prospectus or Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except, in the case of each of clauses (1), (2) and (3), insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus and any Issuer Free Writing Prospectus, in the light of the circumstances under which they were made) not misleading, in each such case, to the extent contained in and in conformity with information furnished in writing by such Underwriter through the Representatives to the Company expressly for use therein (that information being limited to that described in Section 9(b) hereof). The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company and the Operating Partnership may otherwise have. If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company or the Operating Partnership pursuant to the foregoing paragraph of this Section 9(a), such Underwriter shall promptly notify the Company or the Operating Partnership, as the case may be, in writing of the institution of such action, and the Company or the Operating Partnership, as the case may be, shall if it so elects, assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company or the Operating Partnership, as the case may be, will not relieve the Company or the Operating Partnership of any obligation hereunder, except to the extent that their ability to defend is materially prejudiced by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company or the Operating Partnership, as the case may be, in connection with the defense of such action, or the Company or the Operating Partnership, as the case may be, shall not have employed counsel reasonably satisfactory to the Underwriter or controlling person, as the case may be, to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company or the Operating Partnership (in which case neither the Company nor the Operating Partnership shall have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or the Operating Partnership, as the case may be, and paid as incurred (it being understood, however, that neither the Company nor the Operating Partnership shall be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, neither the Company nor the Operating Partnership shall be liable for any settlement of any such claim or action effected without its consent.

(b) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Operating Partnership, the Company’s directors, the Company’s officers that signed the Registration Statement, any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Operating Partnership or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (1) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, the Disclosure Package, the Preliminary Prospectus or the Prospectus, (2) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (3) any omission or alleged omission from any such Issuer Free Writing Prospectus or the Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus, Preliminary Prospectus or Prospectus in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use therein. The statements set forth in the table in the first paragraph (including the table thereunder), the third paragraph and tenth paragraph under the caption “Underwriting” in the Preliminary Prospectus, the Prospectus and the Disclosure Package (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of Section 3(xviii), Section 3(xix) and this Section 9. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that such Underwriter may otherwise have.

If any action is brought against the Company, the Operating Partnership or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Operating Partnership or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, shall if they so elect assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Underwriters will not relieve the Underwriters of any obligation hereunder, except to the extent that their ability to defend is materially prejudiced by such failure or delay. The Company, the Operating Partnership, or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Operating Partnership or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel reasonably satisfactory to the Company, the Operating Partnership, or such person, as the case may be, to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representatives.

(c) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Operating Partnership and by the Underwriters, each from the offering of the Shares, or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Operating Partnership and the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership shall be deemed to be equal to the gross proceeds from the offering of Shares (before deducting discounts and expenses) received by each of them and benefits received by the Underwriters shall be deemed to be equal to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, the Operating Partnership and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and the Operating Partnership or by the Underwriters and the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(d) The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in clause (i) and, if applicable, clause (ii) of subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

(e) The provisions of this Section shall not affect any agreement among the Company and the Operating Partnership with respect to indemnification.

10. Survival.

The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company and the Operating Partnership contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers, the Operating Partnership or any person who controls the Company or the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company, the Operating Partnership and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company or the Operating Partnership, against any of their respective officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

11. Duties.

Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement. The Company acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters’ performance of the duties and obligations expressly set forth herein.

12. Notices.

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to both Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: General Counsel and Wachovia Capital Markets, LLC, One Wachovia Center, Charlotte, NC 28288-0013, Attention: General Counsel; or if to the Company or the Operating Partnership, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 527 Madison Avenue, 16th Floor, New York, New York 10022, Attention: General Counsel.

13. Governing Law; Headings.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14. Waiver of Jury Trial.

Each of the Company and the Operating Partnership hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

15. No Fiduciary Duty.

The Company and the Operating Partnership hereby acknowledge that (a) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company or the Operating Partnership and (c) the engagement by the Company of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company and the Operating Partnership agree that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company or the Operating Partnership on related or other matters). The Company and the Operating Partnership agree that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company and the Operating Partnership, in connection with such transaction or the process leading thereto.

16. Integration.

Except as set forth herein, this Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company, the Operating Partnership and the Underwriters, or any of them, with respect to the subject matter hereof.

17. Parties at Interest.

The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Operating Partnership and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

18. Counterparts and Facsimile Signatures.

This Agreement may be signed by the parties in counterparts, which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Operating Partnership and the Underwriters.

Very truly yours,

NORTHSTAR REALTY FINANCE CORP.

By:	/s/ Andrew C. Richardson
Name: Andrew C. Richardson Title: Chief Financial Officer

NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP By: NorthStar Realty Finance Corp., its sole general partner

By:	/s/ Albert Tylis
Name: Albert Tylis Title: General Counsel

Accepted and agreed to as
of the date first above written:

BEAR, STEARNS & CO. INC.

By: /s/ Christopher O’Conner
Name: Christopher O’Conner Title: Senior Managing Director

For themselves and as Representatives of the other Underwriters named on Schedule I hereto.

WACHOVIA CAPITAL MARKETS, LLC

By: /s/ William Stevenson
Name: William Stevenson Title: Director

For themselves and as Representatives of the other Underwriters named on Schedule I hereto.

SCHEDULE I

Underwriter	Number of Initial Shares to be Purchased
Bear, Stearns & Co. Inc.	2,160,000
Wachovia Capital Markets, LLC	2,160,000
RBC Dain Rauscher Inc.	540,000
Stifel, Nicolaus & Company, Incorporated	540,000
Total	5,400,000

SCHEDULE II

ISSUER FREE WRITING PROSPECTUSES

SCHEDULE III

Price to Public: $25.00 per share

Number of Shares: 5,400,000

Exhibit A

Form of Corporate Opinion of
Sullivan & Cromwell LLP

(1) The Operating Partnership is a limited partnership existing under the laws of the State of Delaware and is in good standing with the Secretary of State of the State of Delaware and has the partnership power and authority to own, lease and operate its properties and conduct its business substantially as described in the Prospectus, dated April 26, 2006, the Preliminary Prospectus Supplement, dated January 29, 2007, and the Prospectus Supplement, dated January 31, 2007, and to enter into and perform its obligations under the Underwriting Agreement.

(2) Assuming due authorization by the Company of the execution and delivery of the Underwriting Agreement by the Operating Partnership, the Underwriting Agreement has been duly authorized, executed and delivered by the Operating Partnership.

(3) The Company’s Registration Statement on Form S-3 (File No. 333-132890 (the “Registration Statement”) has been declared effective under the Securities Act of 1933, as amended (the “Act”), and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending under the Act.

(4) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Shares by the Company to you have been obtained or made; provided, however, that such counsel need not express any opinion with respect to any state securities laws that may be applicable to the issuance, sale or delivery of the Shares.

(5) The execution and delivery by the Company and the Operating Partnership of the Underwriting Agreement, the issuance of the Shares and the sale of the Shares by the Company to you pursuant to the Underwriting Agreement do not, and the performance by the Company of its obligations under the Underwriting Agreement will not, (A) violate the certificate of limited partnership of the Operating Partnership, (B) violate any Federal or State of New York court order or administrative decree known to us or any Federal law of the United States or law of the State of New York applicable to the Company or the Operating Partnership, or (C) result in a default under or breach of any agreement filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 under Item 601(b)(10) of Regulation S-K under the Act; provided, however, that, for the purposes of this paragraph (5), such counsel need not express any opinion with respect to Federal or state securities laws, other antifraud laws and fraudulent transfer laws and the Employee Retirement Income Security Act of 1974 and related laws; provided, further, that insofar as performance by the Company of its obligations under the Underwriting Agreement is concerned, such counsel need not express any opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

Such counsel may state that its opinion is limited to the Federal laws of the United States, the laws of the State of New York, and the Revised Uniform Limited Partnership Act of the State of Delaware, and that it is expressing no opinion as to the effect of the laws of any other jurisdiction. With respect to all matters of Maryland law, such counsel may rely upon the opinion, dated February 7, 2007, of Venable LLP delivered pursuant to Section 6(b) of the Underwriting Agreement, and may state that its opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in such opinion of Venable LLP.

Such counsel may also state that it has relied as to certain matters upon information obtained from public officials, officers of the Company and the Operating Partnership and their respective subsidiaries and other sources believed by such counsel to be responsible, and that it has assumed that the certificates for the Shares conform to the specimen thereof examined by such counsel and have been duly countersigned and registered by the transfer agent and registrar of the Shares, that the Underwriting Agreement has been duly authorized, executed and delivered by the Underwriters, and that the signatures on all documents examined by such counsel are genuine, assumptions which it has not independently verified.

Such counsel shall also provide to the Underwriters a letter, dated the Closing Date and each Date of Delivery, to the effect that as counsel to the Company, it reviewed the Registration Statement, the Basic Prospectus, the Preliminary Prospectus Supplement, dated January 29, 2007 (the “Preliminary Prospectus Supplement”), the Issuer Free Writing Prospectus, dated January 31, 2007 (the “Issuer Free Writing Prospectus”) and filed pursuant to Rule 433 under the Securities Act (such Issuer Free Writing Prospectus, taken together with the Basic Prospectus and the Preliminary Prospectus Supplement, being referred to herein as the “Pricing Disclosure Package”), and the Prospectus Supplement and participated in discussions with Representatives of the Underwriters and those of the Company, Maryland counsel to the Company, special tax counsel to the Company and special counsel to the Company with respect to matters arising under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Such counsel shall state that on the basis of the information that such counsel gained in the course of the performance of the services referred to above, considered in the light of its understanding of the applicable law (including the requirements of Form S-3 and the character of the prospectus contemplated thereby) and the experience such counsel has gained through its practice under the Securities Act, it confirms to the Underwriters that, in its opinion, each part of the Registration Statement, when such part became effective, and the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Shares, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Further, nothing that came to such counsel’s attention in the course of such review has caused it to believe that, insofar as relevant to the offering of the Shares,

(a) any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact, or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or

(b) the Pricing Disclosure Package, as of 10:00 A.M. on January 31, 2007 (which such counsel may state is the time that the Underwriters have informed it is prior to the time of the first sale of the Shares by any Underwriter), when considered together with the price to the public, the number of shares, and the underwriting discount for the Shares set forth on the cover of the Prospectus Supplement, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(c) the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In addition, such counsel shall state that it does not know of any litigation or any governmental proceeding instituted or threatened against the Company or any of its consolidated subsidiaries that would be required to be disclosed in the Basic Prospectus, as supplemented by the Prospectus Supplement, and is not so disclosed.

Such counsel shall be entitled to state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that it does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package. Such counsel may also state that it does not express any opinion or belief as to the financial statements or schedules or other financial data derived from accounting records or as to any statistical data contained in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package, or as to the report of management’s assessment of the effectiveness of internal control over financial reporting or the auditors’ attestation report thereon, each as included in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package or as to the descriptions therein of Federal and state income tax and Investment Company Act statutes regulations, proceedings or as to other matters referred to in the opinion of Hunton & Williams LLP, as special tax counsel to the Company and special counsel to the Company, addressed to the Underwriters, dated the Closing Date and each Date of Delivery.

Exhibit B

Form of Tax Opinion of
Hunton & Williams LLP

HUNTON & WILLIAMS LLP RIVERFRONT PLAZA, EAST TOWER 951 EAST BYRD STREET RICHMOND, VIRGINIA 23219-4074 TEL 804 • 788 • 8200 FAX 804 • 788 • 8218

February ___, 2007

BEAR, STEARNS & CO. INC.
WACHOVIA CAPITAL MARKETS, LLC
RBC DAIN RAUSCHER INC.
STIFEL, NICOLAUS & COMPANY, INCORPORATED
as Representatives of the several Underwriters
named in Schedule I of the Underwriting Agreement

c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

c/o Wachovia Capital Markets, LLC
One Wachovia Center
Charlotte, NC 28288-0013

NorthStar Realty Finance Corp.
Qualification as
Real Estate Investment Trust

Ladies and Gentlemen:

We have acted as special tax counsel to NorthStar Realty Finance Corp., a Maryland corporation (the “Company”), in connection with the preparation of a registration statement on Form S-3 (No. 333-132890) (the “Registration Statement”), declared effective by the Securities and Exchange Commission (“SEC”) on April 26, 2006, with respect to the offer and sale of shares of Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”), shares of preferred stock, par value $0.01 per share, of the Company (the “Preferred Stock”), depositary shares representing preferred stock (“Depositary Shares”), debt securities of the Company (“Debt Securities”), warrants entitling the holders to purchase Preferred Stock, Preferred Stock, Depositary Shares, or Debt Securities, and units comprising one or more of the preceding securities of the Company to be offered from time-to-time, having an aggregate public offering price not to exceed $1,000,000,000, and the offer and sale of up to ____ shares of Preferred Stock by the Company pursuant to a prospectus supplement filed as a part of the Registration Statement (the “Prospectus Supplement”). You have requested our opinion regarding certain U.S. federal income tax matters.

The Company owns interests in senior and subordinated debt investments secured primarily by income-producing real estate properties; commercial real estate debt securities, including commercial mortgage-backed securities, unsecured debt issued by real estate investment trusts (“REITs”), and credit tenant loans; and real estate properties that are primarily net leased to corporate tenants. The Company holds its assets through NorthStar Realty Finance Limited Partnership (the “Operating Partnership”). The Operating Partnership owns all of the Preferred Stock of NRFC Sub-REIT Corp., a Maryland corporation (the “Private REIT”), which owns substantially all of the Company’s investments. The Operating Partnership also indirectly owns approximately 83.3% of the preferred equity in N-Star Real Estate CDO I, Ltd. (“CDO I”), which was the issuer in a collateralized debt obligation securitization. The Company and CDO I have elected to treat CDO I as a taxable REIT subsidiary (“TRS”) of the Company.

In giving this opinion letter, we have examined the following:

1. the Company’s Articles of Amendment and Restatement;

2. the Private REIT’s Articles of Incorporation;

3. the Operating Partnership’s Agreement of Limited Partnership;

4. the Registration Statement, the prospectus filed as a part thereof (the “Prospectus”), and the Prospectus Supplement;

5. the TRS elections for CDO I and NS Servicing LLC (“NS Servicing”); and

6. such other documents as we have deemed necessary or appropriate for purposes of this opinion.

In connection with the opinions rendered below, we have assumed, with your consent, that:

1. each of the documents referred to above has been duly authorized, executed, and delivered; is authentic, if an original, or is accurate, if a copy; and has not been amended;

2. during its taxable year ending December 31, 2007, and future taxable years, the Company and the Private REIT will operate in a manner that will make the factual representations contained in a certificate, dated the date hereof and executed by a duly appointed officer of the Company and the Private REIT (the “Officer’s Certificate”), true for such years;

3. the Company will not make any amendments to its organizational documents or the organizational documents of the Operating Partnership, the Private REIT, CDO I, or NS Servicing after the date of this opinion that would affect its qualification as a REIT for any taxable year; and

4. no action will be taken by the Company, the Operating Partnership, the Private REIT, CDO I, or NS Servicing after the date hereof that would have the effect of altering the facts upon which the opinions set forth below are based.

In connection with the opinions rendered below, we also have relied upon the correctness of the factual representations contained in the Officer’s Certificate. No facts have come to our attention that would cause us to question the accuracy and completeness of such factual representations in a material way.

Based solely on the documents and assumptions set forth above, the representations set forth in the Officer’s Certificate, the discussions in the Prospectus under the caption “Federal Income Tax Considerations” and under “Additional Federal Income Tax Considerations” in the Prospectus Supplement (which are incorporated herein by reference), and without further investigation, we are of the opinion that:

(a) each of the Company and the Private REIT qualified to be taxed as a REIT pursuant to sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), for their taxable years ended December 31, 2004, December 31, 2005, and December 31, 2006, the Company’s and the Private REIT’s organization and current and proposed methods of operation will enable each of them to continue to qualify as a REIT for its taxable year ending December 31, 2007, and in the future; and

(b) the descriptions of the law and the legal conclusions contained in the Prospectus under the caption “Federal Income Tax Considerations” and in the Prospectus Supplement under the caption “Additional Federal Income Tax Considerations” are correct in all material respects and the discussions thereunder fairly summarize the federal income tax considerations that are likely to be material to a holder of the Preferred Stock.

We will not review on a continuing basis the Company’s compliance with the documents or assumptions set forth above, or the representations set forth in the Officer’s Certificate. Accordingly, no assurance can be given that the actual results of the Company’s operations for its 2007 and subsequent taxable years will satisfy the requirements for qualification and taxation as a REIT. Although we have made such inquiries and performed such investigations as we have deemed necessary to fulfill our professional responsibilities as counsel, we have not undertaken an independent investigation of all the facts referred to in this letter or the Officer’s Certificate.

The foregoing opinions are based on current provisions of the Code, the Treasury regulations (the “Regulations”), published administrative interpretations thereof, and published court decisions. The Internal Revenue Service has not issued Regulations or administrative interpretations with respect to various provisions of the Code relating to REIT qualification. No assurance can be given that the law will not change in a way that will prevent the Company or the Private REIT from qualifying as REITs.

The foregoing opinions are limited to the U.S. federal income tax matters addressed herein, and no other opinions are rendered with respect to other federal tax matters or to any issues arising under the tax laws of any other country, or any state or locality. We undertake no obligation to update the opinions expressed herein after the date of this letter. This opinion letter is solely for the information and use of the addressees, and it speaks only as of the date hereof. This opinion letter may not be distributed, relied upon for any purpose by any other person, quoted in whole or in part or otherwise reproduced in any document, or filed with any governmental agency without our express written consent.

CIRCULAR 230 DISCLOSURE

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, WE INFORM YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTION OR MATTER ADDRESSED HEREIN AND (C) ANY INVESTOR TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Very truly yours,